February 27, 2017 Fourth Quarter and Full Year 2016 Earnings Conference Call

2 • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

3 GLOBAL BUSINESS SERVICES LEADER • The world's largest publicly listed independent provider of global claims management solutions • Multiple globally recognized brand names: Crawford®, Broadspire®, GCG® • Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune® 500

4 TODAY'S AGENDA --- Welcome and Opening Comments --- Fourth Quarter and Full Year 2016 Financial Review --- 2017 Guidance and Strategic Initiatives

5 FOURTH QUARTER AND FULL YEAR 2016 BUSINESS SUMMARY (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended Year Ended December 31, December 31, December 31, December 31, ($ in thousands, except per share amounts) 2016 2015 Change 2016 2015 Change Revenues $272.4 $284.9 (4)% $1,109.3 $1,170.4 (5)% Net Income Attributable to Shareholders of Crawford & Company $7.8 ($51.7) 115% $36.0 ($45.5) 179 % Diluted Earnings per Share CRD-A $0.14 ($0.93) 115% $0.67 ($0.79) 185 % CRD-B $0.13 ($0.95) 114% $0.60 ($0.87) 169 % Operating Earnings (1) $20.3 $19.0 7% $92.1 $70.4 31 % Operating Margin 7.4% 6.7% 10% 8.3% 6.0% 38 % Adjusted EBITDA (1) $29.1 $28.4 2% $126.2 $107.2 18 % Adjusted EBITDA Margin 10.7% 10.0% 7% 11.4% 9.2% 24%

6 BUSINESS HIGHLIGHTS • Vigilant cost control delivered margin expansion in the period • Andrew Robinson joined Crawford in January as the Company’s COO Ø Primary focus to optimize Crawford’s operations, sales and marketing Ø Additional mandate to expand Crawford’s product offerings globally • Strategic review underway to further reduce expenses and realign sales Ø Goal to deliver Crawford’s medium term target of 10% operating margins Ø Additional objective, refocus sales teams on solution selling and cross sale opportunities • Acquired a majority stake in WeGoLook in January 2017 – positions Crawford to better serve the high-frequency, low-severity claims market • Contractor Connection advertising campaign launched across seven markets in January, designed to penetrate the $25 billion Insurance Direct market

7 FOURTH QUARTER AND FULL YEAR 2016 Financial Review

8 Unaudited ($ in thousands, except per share amounts) Three Months Ended December 31, 2016 2015 % Change Revenues Before Reimbursements $272,423 $284,875 (4)% Costs of Services Provided, Before Reimbursements 193,125 206,680 (7)% Selling, General, and Administrative Expenses 61,670 62,256 (1)% Corporate Interest Expense, Net 1,632 2,145 (24)% Goodwill Impairment Charges — 49,314 nm Restructuring and Special Charges 2,059 18,012 (89)% Total Costs and Expenses Before Reimbursements 258,486 338,407 (24)% Other Income 136 52 162 % Income (Loss) Before Income Taxes 14,073 (53,480) 126 % Provision (Benefit) for Income Taxes 5,536 (1,503) 468 % Net Income (Loss) 8,537 (51,977) 116 % Net (Income) Loss Attributable to Noncontrolling Interests (773) 306 nm Net Income (Loss) Attributable to Shareholders of Crawford & Company $7,764 ($51,671) 115 % Earnings (Loss) Per Share - Diluted: Class A Common Stock $0.14 ($0.93) 115 % Class B Common Stock $0.13 ($0.95) 114 % Cash Dividends per Share: Class A Common Stock $0.07 $0.07 — % Class B Common Stock $0.05 $0.05 — % STATEMENT OF OPERATIONS HIGHLIGHTS nm = not meaningful

9 4Q 2016 4Q 2015 $25 $20 $15 $10 $5 $0 Field Ops Tech Svcs CAT Contractor Conn. 4Q 2016 4Q 2015 60 50 40 30 20 10 0 Field Ops Tech Svcs CAT Contractor Conn. Revenues by Service Line ($ in millions) Cases Received by Service Line (In thousands) Operating Results (4Q 2016 v. 4Q 2015) • Revenues of $57.4 million versus $56.8 million • Operating earnings of $7.7 million versus $7.9 million • Operating earnings margin of 13.4% versus 13.8% • Cases received of 91,797 versus 91,471 Highlights • Hurricane Matthew helped offset reduction in revenues from outsourcing contract with major U.S. insurance carrier • Revenue growth of 3% in Contractor Connection • Strong operating margins U.S. Catastrophe (CAT) Adjuster Activity • CAT revenues of $15.4 million versus $15.0 million • Average CAT adjusters deployed of 404 in 2016 vs. 441 in 2015 U.S. SERVICES SEGMENT HIGHLIGHTS

10 4Q 2016 4Q 2015 $50 $40 $30 $20 $10 $0 U.K. Canada Asia-Pacific Europe and ROW Revenues by Geographic Region ($ in millions)Operating Results (4Q 2016 v. 4Q 2015) • Revenues of $117.5 million versus $124.9 million • Exchange rates reduced revenues by 4%, or $6.1 million • Operating earnings of $11.3 million versus $7.3 million • Operating earnings margin of 9.6% versus 5.9% • Cases received of 170,048 versus 184,853 Regional Highlights • Operating earnings increased in the segment due to U.K. operating margin improvement, strong Australian performance and expense reductions as compared to the prior year period • Revenues were negatively impacted by foreign exchange rate fluctuations • Case volumes decreased due to exiting certain unprofitable business lines in Asia-Pacific and Latin America INTERNATIONAL SEGMENT HIGHLIGHTS 4Q 2016 4Q 2015 100 75 50 25 0 U.K. Canada Asia-Pacific Europe and ROW International Cases Received (In thousands)

11 4Q 2016 4Q 2015 60 45 30 15 0 Workers' Compensation Casualty Other 4Q 2016 4Q 2015 $45 $30 $15 $0 Workers' Comp Medical Management Risk Management Revenues by Service Line ($ in millions) Broadspire Cases Received (In thousands) Operating Results (4Q 2016 v. 4Q 2015) • Revenues of $74.0 million versus $75.4 million • Operating earnings of $6.5 million versus $7.0 million • Operating earnings margin of 8.8% versus 9.3% • Cases received of 106,883 versus 108,547 Highlights • Strong pipeline of future sales opportunities being pursued • Recent client wins include Travel Guard, Kinder Morgan and Donbu Insurance • Investments in new client facing technologies continue BROADSPIRE SEGMENT HIGHLIGHTS

12 4Q 2016 4Q 2015 $100 $75 $50 $25 $0 81 81 Backlog ($ in millions) Operating Results (4Q 2016 v. 4Q 2015) • Revenues of $23.6 million versus $27.7 million • Operating earnings of $1.3 million versus $1.7 million • Operating earnings margin of 5.5% versus 6.1% • Backlog of $81 million for both years Highlights • Deepwater Horizon class action settlement project continues to wind down • Backlog as of December 31, 2016 stayed constant at $81 million despite decreasing revenues • Cost reduction activities continue to gain traction GARDEN CITY GROUP SEGMENT HIGHLIGHTS Revenues ($ in millions) 4Q 2016 4Q 2015 $30 $20 $10 23.6 27.7

13 Unaudited ($ in thousands) December 31, 2016 December 31, 2015 Change Cash and cash equivalents $81,569 $76,066 $5,503 Accounts receivable, net 153,566 164,596 (11,030) Unbilled revenues, net 101,809 98,659 3,150 Total receivables 255,375 263,255 (7,880) Goodwill 91,750 95,616 (3,866) Intangible assets arising from business acquisitions, net 86,931 104,861 (17,930) Goodwill and intangible assets arising from business acquisitions 178,681 200,477 (21,796) Deferred revenues 63,340 73,144 (9,804) Pension liabilities 105,175 121,732 (16,557) Short-term borrowings and current portion of capital leases 1,012 21,917 (20,905) Long-term debt, less current portion 187,002 225,365 (38,363) Total debt 188,014 247,282 (59,268) Total stockholders' equity attributable to Crawford & Company 153,883 113,693 40,190 Net debt (1) 106,445 171,216 (64,771) (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

14 Unaudited ($ in thousands) 2016 2015 Variance Net Income (Loss) Attributable to Shareholders of Crawford & Company $ 35,966 $ (45,488) $ 81,454 Depreciation and Other Non-Cash Operating Items 58,302 50,374 7,928 Unbilled and Billed Receivables Change (5,001) 29,579 (34,580) Working Capital Change 23,727 (6,512) 30,239 U.S. and U.K. Pension Contributions (14,130) (15,612) 1,482 Cash Flows from Operating Activities 98,864 61,655 37,209 Property & Equipment Purchases, net (10,354) (12,144) 1,790 Capitalized Software (internal and external costs) (18,845) (20,775) 1,930 Free Cash Flow (1) $ 69,665 $ 28,736 $ 40,929 For the year ended December 31, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

15 Crawford & Company is issuing its initial guidance for 2017 as follows: YEAR ENDING DECEMBER 31, 2017 Low End High End Consolidated revenues before reimbursements $1.10 $1.13 billion After expected restructuring and special charges, net income attributable to shareholders of Crawford & Company $34.0 $39.0 million Diluted earnings per share--CRD-A $0.63 $0.73 per share Diluted earnings per share--CRD-B $0.55 $0.65 per share Consolidated operating earnings $90.0 $100.0 million Consolidated adjusted EBITDA $130.0 $140.0 million Before expected restructuring and special charges, net income attributable to shareholders of Crawford & Company on a non-GAAP basis $43.0 $48.0 million Diluted earnings per share--CRD-A $0.78 $0.88 per share Diluted earnings per share--CRD-B $0.71 $0.81 per share 2017 GUIDANCE The Company expects to incur restructuring and special charges in 2017 totaling approximately $13.0 million pretax. This is expected to be comprised of $3.0 million related to the Company's Global Business Services Center in Manila, Philippines and Global Technology Services Center in Pune, India (the "Centers") and $10.0 million related to other restructuring activities.

16 LOOKING TO 2017 • Execute Strategic Review and realign business structure to be more client centric Ø Implement cost reduction initiatives to drive further margin expansion Ø Deliver customized value propositions to clients Ø Increase the speed of doing business enterprise wide • Explore new market and product offerings Ø Expand Contractor Connection into the Insurance Direct market Ø Leverage Crawford’s existing client base to aggressively grow WeGoLook Ø Identify attractive International markets for expansion Ø Explore strategic M&A opportunities • Maintain efficient and consistent delivery of high quality products and services • Enhance entrepreneurial culture • Stabilize revenues and position Crawford for sustained growth Ø Form a robust 2017 sales funnel Ø Capitalize on cross-selling

17 Appendix FOURTH QUARTER AND FULL YEAR 2016

18 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income (loss) or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 14. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. APPENDIX: NON-GAAP FINANCIAL INFORMATION

19 Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, goodwill impairment charges, restructuring and special charges, and non-cash stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in non-GAAP adjusted net income (loss) and diluted earnings (loss) per share are goodwill impairment charges and restructuring and special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income (loss) and diluted earnings (loss) per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued)

20 Full Year Guidance Unaudited ($ in thousands) 2016 2015 2017 * Revenues Before Reimbursements Total Revenues $ 1,177,588 $ 1,241,520 $ 1,183,000 Reimbursements (68,302) (71,135) (68,000) Revenues Before Reimbursements $ 1,109,286 $ 1,170,385 $ 1,115,000 Costs of Services Provided, Before Reimbursements Total Costs of Services $ 856,675 $ 940,352 Reimbursements (68,302) (71,135) Costs of Services Provided, Before Reimbursements $ 788,373 $ 869,217 Full Year Revenues and Operating Earnings Full Year Guidance Unaudited ($ in thousands) 2016 2015 2017 * Operating Earnings: U.S. Services $ 35,716 $ 32,702 International 42,538 18,799 Broadspire 30,003 24,017 Garden City Group 7,843 11,507 Unallocated corporate and shared costs (23,971) (16,605) Consolidated Operating Earnings 92,129 70,420 $ 95,000 (Deduct) add: Net corporate interest expense (9,185) (8,383) (11,000) Stock option expense (621) (433) (675) Amortization expense (9,592) (9,668) (11,700) Goodwill impairment charges — (49,314) — Restructuring and special charges (9,490) (34,395) (13,165) Income taxes (25,565) (13,832) (20,960) Net (income) loss attributable to non-controlling interests (1,710) 117 (1,000) Net Income (Loss) Attributable to Shareholders of Crawford & Company $ 35,966 $ (45,488) $ 36,500 RECONCILIATION OF NON-GAAP ITEMS * Midpoints of Company's February 27, 2017 Guidance

21 Quarter Ended Quarter Ended December 31, December 31, Unaudited ($ in thousands) 2016 2015 Revenues Before Reimbursements Total Revenues $ 293,624 $ 300,504 Reimbursements (21,201) (15,629) Revenues Before Reimbursements $ 272,423 $ 284,875 Costs of Services Provided, Before Reimbursements Total Costs of Services $ 214,326 $ 222,309 Reimbursements (21,201) (15,629) Costs of Services Provided, Before Reimbursements $ 193,125 $ 206,680 Fourth Quarter Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended December 31, December 31, Unaudited ($ in thousands) 2016 2015 Operating Earnings: U.S. Services $ 7,704 $ 7,865 International 11,295 7,315 Broadspire 6,506 7,036 Garden City Group 1,306 1,694 Unallocated corporate and shared costs (6,517) (4,957) Consolidated Operating Earnings 20,294 18,953 (Deduct) add: Net corporate interest expense (1,632) (2,145) Stock option expense (218) (76) Amortization expense (2,312) (2,886) Goodwill impairment charges — (49,314) Restructuring and special charges (2,059) (18,012) Income taxes (5,536) 1,503 Net (income) loss attributable to non-controlling interests (773) 306 Net Income (Loss) Attributable to Shareholders of Crawford & Company $ 7,764 $ (51,671) RECONCILIATION OF NON-GAAP ITEMS

22 RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Year Ended Full Year December 31, December 31, December 31, December 31, Guidance Unaudited ($ in thousands) 2016 2015 2016 2015 2017 * Net income (loss) attributable to shareholders of Crawford & Company $ 7,764 $ (51,671) $ 35,966 $ (45,488) $ 36,500 Add: Depreciation and amortization 10,100 11,279 40,743 43,498 47,375 Stock-based compensation 2,006 860 5,252 3,229 6,000 Net corporate interest expense 1,632 2,145 9,185 8,383 11,000 Goodwill impairment charges — 49,314 — 49,314 — Restructuring and special charges 2,059 18,012 9,490 34,395 13,165 Income taxes 5,536 (1,503) 25,565 13,832 20,960 Adjusted EBITDA $ 29,097 $ 28,436 $ 126,201 $ 107,163 $ 135,000 * Midpoints of Company's February 27, 2017 Guidance

23 RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt December 31, December 31, Unaudited ($ in thousands) 2016 2015 Net Debt Short-term borrowings $ 30 $ 19,958 Current installments of capital leases 982 1,959 Long-term debt and capital leases, less current installments 187,002 225,365 Total debt 188,014 247,282 Less: Cash and cash equivalents 81,569 76,066 Net debt $ 106,445 $ 171,216

24 RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share--Fourth Quarter Three Months Ended December 31, 2016 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 14,073 $ (5,536) $ 8,537 $ 7,764 $ 0.14 $ 0.13 Add back: Restructuring and special charges 2,059 (698) 1,361 1,361 0.03 0.02 Non-GAAP Adjusted $ 16,132 $ (6,234) $ 9,898 $ 9,125 $ 0.17 $ 0.15 Three Months Ended December 31, 2015 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net (Loss) Income Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-B Share GAAP $ (53,480) $ 1,503 $ (51,977) $ (51,671) $ (0.93) $ (0.95) Add back: Goodwill impairment charges 49,314 (1,706) 47,608 47,608 0.86 0.86 Restructuring and special charges 18,012 (4,737) 13,275 13,275 0.25 0.25 Non-GAAP Adjusted $ 13,846 $ (4,940) $ 8,906 $ 9,212 $ 0.18 $ 0.16

25 RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share--Full Year Year Ended December 31, 2016 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 63,241 $ (25,565) $ 37,676 $ 35,966 $ 0.67 $ 0.60 Add back: Restructuring and special charges 9,490 (3,120) 6,370 6,370 0.12 0.11 Non-GAAP Adjusted $ 72,731 $ (28,685) $ 44,046 $ 42,336 $ 0.79 $ 0.71 Year Ended December 31, 2015 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net (Loss) Income Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-B Share GAAP $ (31,773) $ (13,832) $ (45,605) $ (45,488) $ (0.79) $ (0.87) Add back: Goodwill impairment charges 49,314 (1,706) 47,608 47,608 0.86 0.86 Restructuring and special charges 34,395 (9,046) 25,349 25,349 0.46 0.46 Non-GAAP Adjusted $ 51,936 $ (24,584) $ 27,352 $ 27,469 $ 0.53 $ 0.45